Exhibit 10. 32

November 21, 2005

VIA OVERNIGHT MAIL

Mark Miller

VP, Investment Purchasing

McKesson Corporation

1220 Senlac Drive

Carrollton, Texas 75006

RE:                              Second Amendment to Inventory Management Agreement by and between Supplier and McKesson Corporation dated 6/10/03 (“Amendment”)

Dear Mark:

This letter serves to amend the Inventory Management Agreement between First Horizon (“FHPC”) and McKesson Corporation (“Wholesaler”) dated 6/10/2003 and the subsequent amendment to that agreement dated November 30, 2004 (collectively, the “Agreement”).

The parties agree to amend the Agreement as follows:

Article 2 (Purchasing and Inventory)

1.                                       Paragraph 2.1 shall be deleted in its entirety and replaced with the following paragraph.

Purchase and Delivery Requirements. Wholesaler agrees to purchase 100% of its requirements of Products directly from FHPC. Beginning January 1, 2006, FHPC shall deliver any and all Products ordered by Wholesaler to Wholesaler’s centralized distribution center located in Aurora, Colorado.  Wholesaler agrees to order the minimum quantities for each Product set forth in the attached Exhibit A.

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

2.                                       Section 2.3 (Inventory Levels) shall be deleted in its entirety and replaced with the following:

Inventory Levels.  During the term of this Agreement, Wholesaler shall maintain at all times a stock of Product(s) sufficient to supply the demand of Customers provided, however, such stock shall be not less than ######### (##) days nor more than ####### (##) days of Wholesaler’s expected sales to Customers as determined by its Customary Practice unless otherwise agreed to by FHPC in writing.   The Inventory Levels set forth in this section reflect an additional ### (#) ##### stock of Product(s) for FHPC’s Disaster Recovery plan.

Wholesaler shall have no obligation to maintain the minimum Inventory Level of a particular Product if such Product is unavailable from FHPC.

3.                                       Paragraph 2.5 (Price Increases) shall be deleted in its entirety and replaced with the following:

Price Increase.

(a)       In the event, FHPC institutes a New Price for any Product and provided  Wholesaler has maintained the Inventory Levels set forth in this Agreement as determined by FHPC,  then Wholesaler shall have the right to purchase such Product at its Old Price in an amount equal to:

(b)       Wholesaler’s average weekly Customary Practice of Product over the preceding three (3) months less  purchases made by Customers that receive Federal Statutory Pricing(1) ( collectively “Federal Customers”);

Multiplied by

(i)          ## ####;

Minus

(ii)                              Wholesaler’s Aggregate Inventory for such Product on the business day  immediately preceding the effective date of a New Price less the  on hand reserve inventory required for Federal Customers.

(a)       Wholesaler shall provide via EDI its Aggregate Inventory as of the business day immediately preceding the effective date of a New Price.  Within ten (10) days of the latter of the

(1) Customers that receive Federal Statutory Pricing include but not limited to Department of Defense (DOD), Veterans Administration (VA), Disproportionate Share Hospitals (DSH), and Public Health Services (PHS).

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment effective date of a New Price or FHPC’s receipt of Wholesaler’s Aggregate Inventory as provided in the previous sentence, FHPC shall notify Wholesaler of the amount of Eligible Product (by NDC number) it may purchase. Within ten (10) days after receipt of such notification, Wholesaler shall send any and all purchase orders for Eligible Product by overnight express delivery or fax to the Attention of Customer Service. Wholesaler shall consult with FHPC to develop mutually acceptable shipping schedules for the Eligible Product.

(b)       All Products (other than Eligible Product) purchased or ordered by Wholesaler after the effective date of a New Price shall be sold and purchased at the New Price.

(c)        When determining Eligible Product under this section, Products discontinued by FHPC during the term of this Agreement and subsequently replaced by another Product within the same Product line and drug class shall have the same Customary Practice (less Federal Customer purchases, if applicable) history as the discontinued Product.

(d)       Inventory Reports shall include sufficient data so that FHPC can determine and evaluate the Aggregate Inventory, purchases, returns and chargebacks made by Federal Customers.

4.                                       Paragraph 2.6 (Chargebacks) shall be deleted in its entirety and replaced with the following paragraph.

Returns.   FHPC shall credit Wholesaler current Wholesaler Acquisition Cost (WAC) less #### ####### (##) for returns on Product except for Federal Customers which shall receive a credit for the purchase price.  Except for the foregoing, all other terms governing Product returns shall be in accordance with FHPC Return Goods Policy set forth in Exhibit B.

Any capitalized terms used in this Amendment, which are not otherwise defined herein, shall have the same meanings ascribed to them in the Agreement.  All other terms and conditions of the Agreement shall remain in full force and effect and unless as otherwise modified herein, shall also apply to the subject matter of this Amendment.  In the event there is any inconsistency or conflict between the provisions in this Amendment and those in the Agreement, the provisions in this Amendment shall supersede and control.

Please sign two copies of this letter agreement to acknowledge your acceptance of this Amendment to the Agreement and return one signed copy to:  First Horizon

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

Pharmaceutical Corporation, Attention: Toi Wilson, 6195 Shiloh Road, Alpharetta, GA.  30005.  The second copy should be retained for your records.

Very truly yours,

Darrell Borne
Chief Financial Officer

[SIGNATURES ON FOLLOWING PAGE]

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of December 1, 2005.

ACCEPTED AND AGREED:
McKesson Corporation

By:	/s/ Mark Miller
Title	VP Investment Purchasing

ACCEPTED AND AGREED:

First Horizon Pharmaceutical Corporation

By:	/s/ Darrell Borne
Title	CFO

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

EXHIBIT A - Minimum Order Quantities

Product	NDC #	##### ###
Robinul 100’s	5963020010	##
Robinul Forte	5963020510	##
Nitrolingual Pumpspray 200	5963030020	###
Nitrolingual Pumpspray 60	5963030065	##
Ponstel 100’s	5963040010	##
Tanafed DP 4oz	5963046504	##
Tanafed DP 16oz	5963046516	##
Tanafed DMX 4 oz	5963047004	##
Tanafed DMX 16oz	5963047016	##
Sular 10mg	5963044010	##
Sular 20mg	5963044110	##
Sular 30mg	5963044210	##
Sular 40mg	5963044310	##
Cognex 10	5963019012	##
Cognex 20	5963019112	##
Cognex 30	5963019212	##
Cognex 40	5963019312	##
Furadantin 470 mL	5963045016	#
Prenate Elite 90’s	5963041190	##
Optinate 30s	5963041230	##
Zoto	5963013503	##
Fortamet 1000mg	6202257560	##
Fortamet 500mg	6202257460	##
Altoprev 20mg	6202262830	##
Altoprev 40mg	6202262930	##
Altoprev 60mg	6220226303	##
Triglide 50mg	5963048090	##
Triglide 160mg	5963048590	##

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

EXHIBIT B

RETURN GOODS POLICY

RETURN GOODS POLICY

AUTHORIZATION:

•                  Prior authorization from FHPC is required for all returns.  Return Authorization number must be displayed on the shipping carton containing return goods.  Please call FHPC Return Goods department at 800-849-9707 ext. 1468.

RETURNABLE ITEMS:

•                  6 months prior to expiration date or up to 12 months after expiration date

•                  Product must be in original, unaltered container

CONDITIONS FOR CREDIT:

•                  A valid Return Authorization (RA) number must accompany all returns for proper credit

•                  RA Numbers are valid for 75 days from issuance.  Expired RA numbers will be considered invalid and no credit will be issued

•                  All products must be returned to FHPC or agent of FHPC within 75 days to receive credit Products that have been destroyed by customer or agent of customer will not receive credit

•                  Product must be in original, unopened, unaltered container to receive full credit

•                  Partial returns (other than liquids) will be credited at 50% of original sale price

•                  No credit will be issued for liquid partial returns

•                  Credit issued is based on price at time of original sale.  Adjustments will be made for products purchased through buying groups and special deals/promotions

•                  Returns due to overstock are subject to 20% restocking fee.  Prior approval is required

SHIPPING ERRORS/DAMAGED SHIPMENTS:

Products shipped in error by FHPC or products damaged in transit must be reported to FHPC within 5 working days of receipt and must be returned to FHPC within 15 days of receipt.  Contact FHPC Customer Service at 800-849-9707 ext. 1429.

TRANSPORTATION CHARGES:

Prepaid by customer except when error is due to FHPC

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment

TERMS OF RETURN POLICY:

•                  FHPC will not reimburse fees due to processing third party returns, destruction charges, shipping costs or processing

•                  All returns are subject to review by FHPC.  Issuance of RA number does not guarantee credit.  Credit issuance is dependent on confirmed receipt/review of return goods by FHPC or FHPC contracted return facilitator

•                  No credit will be issued for return goods received without a valid RA number.  Unauthorized return goods will be destroyed.

*  Redacted text has been omitted and filed separately pursuant to a request for confidential treatment